UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2023

ECHOSTAR CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-33807	26-1232727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

100 Inverness Terrace E., Englewood, Colorado 80112

(Address of principal executive offices) (Zip Code)

(303) 706-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	SATS	The NASDAQ Stock Market L.L.C.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01          Entry into a Material Definitive Agreement.

On August 8, 2023, EchoStar Corporation, a Nevada corporation (“EchoStar” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DISH Network Corporation, a Nevada corporation (“DISH”), and Eagle Sub Corp., a Nevada corporation and a wholly owned subsidiary of DISH (“Merger Sub”). The board of directors of the Company (the “Company Board”), acting upon the unanimous recommendation of a special transaction committee of independent directors of the Board, has unanimously approved, adopted and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement.

The Merger Agreement provides, among other things, that subject to the satisfaction or waiver of the conditions set forth therein, Merger Sub will merge with and into EchoStar (the “Merger”), with EchoStar surviving the Merger as a wholly owned subsidiary of DISH.

Merger Consideration

On the terms and subject to the conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of EchoStar Class A Common Stock, par value $0.001 per share (“EchoStar Class A Common Stock”), EchoStar Class C Common Stock, par value $0.001 per share (“EchoStar Class C Common Stock”) and EchoStar Class D Common Stock, par value $0.001 per share (“EchoStar Class D Common Stock”), outstanding immediately prior to the Effective Time, will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of DISH Class A Common Stock, par value $0.01 per share (“DISH Class A Common Stock”), equal to 2.85 (the “Exchange Ratio”). On the terms and subject to the conditions set forth in the Merger Agreement, at the Effective Time of the Merger, each share of EchoStar Class B Common Stock, par value $0.001 per share (“EchoStar Class B Common Stock”), outstanding immediately prior to the Effective Time will be converted into the right to receive a number of validly issued, fully paid and non-assessable shares of DISH Class B Common Stock, par value $0.01 per share (the “DISH Class B Common Stock” and, together with the DISH Class A Common Stock, the “DISH Common Stock”), equal to the Exchange Ratio. Any shares of EchoStar Class A Common Stock, EchoStar Class B Common Stock, EchoStar Class C Common Stock and EchoStar Class D Common Stock (collectively, “EchoStar Common Stock”) that are held in EchoStar’s treasury or held directly by DISH or Merger Sub immediately prior to the Effective Time will be cancelled and cease to exist and no consideration shall be paid or payable in respect thereof. The Ergen Stockholders (as defined below) have agreed, pursuant to the Support Agreement (as defined below), to not vote, or cause or direct to be voted, the shares of DISH Class A Common Stock owned by them, other than with respect of any matter presented to the holders of DISH Class A Common Stock on which holders of DISH Class B Common Stock are not entitled to vote, for three years following the closing of the Merger. The DISH Common Stock to be issued to the Ergen Stockholders as part of the Merger consideration will be issued through a private placement exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”). The parties have agreed to enter into a registration rights agreement reasonably acceptable to the parties providing for the registration of the Ergen Stockholders’ shares of DISH Class A Common Stock or Dish Class B Common Stock received as part of the Merger consideration and/or DISH Class B Common Stock held by such stockholders immediately prior to the closing of the Merger.

Conditions to Closing

The respective obligations of the Company and DISH to consummate the transactions contemplated by the Merger Agreement are subject to the satisfaction or waiver of a number of conditions, including: (a) the adoption of the Merger Agreement and approval of the Merger by the affirmative vote of the holders of a majority of EchoStar Common Stock, which condition was satisfied following the execution and delivery of the Merger Agreement through the execution and delivery of a written consent by the Ergen EchoStar Stockholders (as defined below) (the “Ergen EchoStar Written Consent”); (b) the affirmative vote of a majority of the votes cast by the holders of DISH Common Stock entitled to vote thereon with respect to the issuance of shares of DISH Common Stock in connection with the Merger, which condition was satisfied following the execution and delivery of the Merger Agreement through the execution and delivery of a written consent by the Ergen DISH Stockholders (as defined below) (the “Ergen DISH Written Consent”); (c) the effectiveness of a registration statement on Form S-4 to register the issuance of DISH Class A Common Stock in connection with the Merger; (d) the expiration of a 20-day period (or such longer period as required by the applicable SEC rules and regulations) following the mailing of a joint information statement/prospectus to the Company’s and DISH’s stockholders; (e) no statute, rule or regulation that makes illegal the consummation of the Merger having been enacted, issued, enforced, promulgated or enacted and remaining in effect, and no order or injunction of a court of competent jurisdiction being in effect that prohibits the consummation of the Merger; (f) the receipt of specified foreign direct investment approvals and specified approvals required under domestic and foreign satellite and communication laws and regulations; (g) the shares of DISH Class A Common Stock to be issued pursuant to the Merger being approved for listing on the Nasdaq Global Select Market; (h) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement; (i) compliance with the other party’s obligations under the Merger Agreement in all material respects; and (j) the absence of a material adverse effect on the other party since the date of the Merger Agreement.

Termination

Either the Company or DISH may terminate the Merger Agreement under certain circumstances, including if: (a) the Merger is not completed by February 8, 2024, which will automatically be extended for an additional three-month period in the event that the required foreign direct investment approvals or the required satellite and communications approvals have not been obtained or a legal restraint relating thereto is in effect; (b) a governmental entity of competent jurisdiction issues a final, non-appealable order or takes any other action that makes the Merger illegal or otherwise prohibited; (c) the other party has not provided the Ergen EchoStar Written Consent or Ergen DISH Written Consent, as applicable, by 11:59 p.m. New York City Time, one day after the date of the Merger Agreement (provided, that this termination right is no longer available, as each of the Ergen EchoStar Written Consent and Ergen DISH Written Consent were delivered following entry into the Merger Agreement); or (d) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would cause certain closing conditions not to be satisfied, subject to the right of the breaching party to cure the breach within 30 days.

Post-Closing Board of Directors

At the Effective Time, the board of directors of DISH (the “DISH Board”) will consist of eleven directors, comprised of seven individuals who were members of the DISH Board immediately prior to the Effective Time, three individuals who were independent directors of the Company Board immediately prior to the Effective Time and the Chief Executive Officer of DISH immediately following the Effective Time. The Company and DISH will consult with each other in connection with selecting such directors of the DISH Board.

Representations and Warranties; Covenants

The Merger Agreement contains customary representations and warranties given by the Company and DISH, for a transaction of this nature.  The Merger Agreement also contains customary pre-closing covenants, including covenants by each of the parties relating to conduct of their respective businesses prior to the closing of the Merger.  In addition, the parties have agreed to use their respective reasonable best efforts to take all actions necessary, proper or advisable to complete the Merger and the other transactions contemplated by the Merger Agreement as soon as reasonably practicable, including obtaining all regulatory approvals necessary to complete the Merger.

The Merger Agreement also provides that each of the Company and DISH is prohibited from soliciting alternative acquisition proposals from third parties, providing information to third parties and engaging in discussions with third parties regarding alternative acquisition proposals. DISH’s restrictions with respect to alternative acquisition proposals only apply with respect to transactions which would reasonably be expected to prevent or materially delay closing of the transactions contemplated by the Merger Agreement or would otherwise be prohibited by the pre-closing covenants applicable to the Company.

Additional Information

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  A copy of the Merger Agreement has been included to provide investors with information regarding its terms and is not intended to provide any factual information about the Company or DISH.

The Merger Agreement contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of the dates specified therein.  The representations and warranties in the Merger Agreement reflect negotiations between the parties to the Merger Agreement. Such representations and warranties are not intended as statements of fact to be relied upon by the Company’s stockholders or DISH’s stockholders.  In particular, the representations, warranties, covenants and agreements in the Merger Agreement may be subject to limitations agreed by the parties, including modifications or qualifications in certain confidential disclosures that were made between the parties in connection with the negotiation of the Merger Agreement.  In addition, the parties may apply standards of materiality in a way that is different from what investors may view as material.  As such, the representations and warranties in the Merger Agreement may not describe the actual state of affairs at the date they were made or at any other time and investors should not rely on them as statements of fact.  Moreover, publicly available information relating to the subject matter of such representations and warranties may change after the date of the Merger Agreement, and unless required by applicable law, the Company undertakes no obligation to update such information.

Item 7.01          Regulation FD Disclosure.

On August 8, 2023, EchoStar and DISH issued a joint press release announcing that the two companies have entered into the Merger Agreement. A copy of the press release is being furnished on this Current Report on Form 8-K as Exhibit 99.1 hereto and is incorporated by reference herein.

On August 8, 2023, EchoStar and DISH issued a joint investor presentation in connection with the announcement of the Merger Agreement. A copy of the investor presentation is being furnished on this Current Report on Form 8-K as Exhibit 99.2 hereto and is incorporated by reference herein.

The information contained in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” with the U.S. Securities and Exchange Commission or otherwise incorporated by reference into any registration statement or other document filed pursuant to the Securities Act, or the Securities Exchange Act of 1934, as amended.

Item 8.01          Other Events.

Support Agreement

Concurrently with the entry into the Merger Agreement, Charles W. Ergen, Cantey M. Ergen, Ergen Two-Year March 2022 SATS GRAT, Ergen Two-Year June 2022 SATS GRAT, Ergen Two-Year December 2022 SATS GRAT, Ergen Two-Year June 2023 SATS GRAT and Telluray Holdings, LLC (the “Ergen EchoStar Stockholders”), Charles W. Ergen, Cantey M. Ergen, Ergen Two-Year December 2021 DISH GRAT, Ergen Two-Year December 2022 DISH GRAT, Ergen Two-Year May 2023 DISH GRAT, Ergen Two-Year June 2023 DISH GRAT and Telluray Holdings, LLC (the “Ergen DISH Stockholders” and together with the Ergen EchoStar Stockholders, the “Ergen Stockholders”), the Company and DISH entered into a support agreement (the “Support Agreement”). Pursuant to the Support Agreement, the Ergen Stockholders have agreed, among other things: (a) not to transfer shares of EchoStar Common Stock or DISH Common Stock prior to the earlier of the Effective Time and the termination of the Merger Agreement in accordance with the terms thereof, subject to certain limited exceptions; (b) to comply with certain obligations of the parties contained in the Merger Agreement; and (c) to not vote, or cause or direct to be voted, the shares of DISH Class A Common Stock owned by them, other than with respect of any matter on presented to the holders of DISH Class A Common Stock on which holders of DISH Class B Common Stock are not entitled to vote, for three years following the closing of the Merger.

The foregoing description of the Support Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01          Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of August 8, 2023, by and among EchoStar, DISH and Merger Sub.*

10.1	Support Agreement, dated as of August 8, 2023, by and among EchoStar, DISH and the Ergen Stockholders. *

99.1	Joint Press Release, dated as of August 8, 2023.

99.2	Joint Investor Presentation, dated as of August 8, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*  Schedules, annexes and/or exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  The Company hereby undertakes to furnish supplemental copies of any of the omitted schedules, annexes and/or exhibits upon request by the U.S. Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

*          *          *

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements are neither promises nor guarantees but are subject to a variety of risks and uncertainties, many of which are beyond EchoStar’s and DISH’s control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include the factors discussed under the section entitled “Risk Factors” of EchoStar’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the Securities and Exchange Commission (“SEC”), and under the section entitled “Risk Factors” of DISH’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC. EchoStar and DISH undertake no obligation to update or supplement any forward-looking statement, whether as a result of new information, future developments or otherwise, except as required by law. These factors include, without limitation: the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between EchoStar and DISH; the effect of the announcement of the proposed transaction on the ability of EchoStar and DISH to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; the timing of the proposed transaction; the ability to satisfy closing conditions to the completion of the proposed transaction; EchoStar’s and DISH’s ability to achieve the anticipated benefits from the proposed transaction; other risks related to the completion of the proposed transaction and actions related thereto; risk factors related to the current economic and business environment; significant transaction costs and/or unknown liabilities; risk factors related to pandemics or other health crises; risk factors related to funding strategies and capital structure; and risk factors related to the market price for EchoStar’s and DISH’s respective common stock.

These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form S-4 that will include as a prospectus a joint information statement of the type contemplated by Rule 14c-2 of the Securities Exchange of 1934, as amended (the “Exchange Act”), and be filed with the SEC in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form S-4 and the joint information statement are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to EchoStar’s and DISH’s respective periodic reports and other filings with the SEC, including the risk factors identified in each of EchoStar’s and DISH’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither EchoStar nor DISH undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Transaction and Where to Find It

In connection with the proposed transaction, EchoStar and DISH intend to prepare a joint information statement for their respective stockholders containing the information with respect to the transaction contemplated by Rule 14c-2 of the Exchange Act and describing the proposed transaction. DISH intends to file with the SEC a registration statement on Form S-4 that will include the joint information statement. The joint information statement will also be filed with the SEC. Each of DISH and EchoStar may also file other relevant documents with the SEC regarding the proposed transaction. This document is not a substitute for the registration statement, the joint information statement or any other document that DISH or EchoStar may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT INFORMATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and the joint information statement (if and when available) and other documents containing important information about DISH, EchoStar and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by EchoStar will be available free of charge on its website at https://ir.echostar.com/. Copies of the documents filed with the SEC by DISH will be available free of charge on its website at https://ir.dish.com/.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECHOSTAR CORPORATION

August 8, 2023	By:	/s/ Dean A. Manson
Dean A. Manson
Chief Legal Officer and Secretary